SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

RELATING TO THE AMENDMENT AND
RESTATEMENT OF A RIGHTS PLAN

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2002

EDGEWATER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-20971	71-0788538
(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square
Wakefield, MA 01880
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 246-3343

Item 5. Other Events.

Attached as an exhibit to this Form 8-K is a copy of a Edgewater Technology, Inc. press release which was disseminated publicly on November 7, 2002.

(c)    Exhibits.    The following exhibit is filed with this Form 8-K:

99.1    Edgewater Technology, Inc. Press Release dated November 7, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2002
EDGEWATER TECHNOLOGY, INC. (Registrant)

By:	/s/ KEVIN R. RHODES
Kevin R. Rhodes Chief Financial Officer

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